UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF

THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) May 2, 2003

CROSSTEX ENERGY, L.P.

(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

DELAWARE	000-50067	16-1616605
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

2501 CEDAR SPRINGS, SUITE 600, DALLAS, TEXAS 75201

 (Address of principal executive offices)

REGISTRANT’S TELEPHONE NUMBER, INCLUDING AREA CODE: (214) 953-9500

ITEM 5. OTHER EVENTS

On May 2, 2003, Crosstex Energy, L.P. issued the press release attached hereto as Exhibit 99.1.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

(c)  Exhibits

99.1 Press Release dated May 2, 2003.

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

CROSSTEX ENERGY, L.P.
(Registrant)

	By:	Crosstex Energy GP, L.P.,
its General Partner

	By:	Crosstex Energy GP, LLC,
its General Partner

Date: May 2, 2003	By:	/s/ William W. Davis
William W. Davis
Senior Vice President and
Chief Financial Officer